Exhibit 99.1

Jupiter Wellness, Inc. Announces Postponement of Spin-Off and Distribution of Common Stock of SRM Entertainment, Inc.

JUPITER, FL, July 11, 2023 (GLOBE NEWSWIRE) — Jupiter Wellness, Inc. (Nasdaq: JUPW) (the “Company” or “Jupiter Wellness”), today announced that the payment date for the distribution of shares of common stock, par value $0.0001 per share (“SRM Common Stock”), of SRM Entertainment, Inc. (“SRM”), currently a majority-owned subsidiary of the Company, to effect the spin-off of the SRM business has been delayed. The previously announced distribution to be paid on or about July 12, 2023, and the previously announced trading date of SRM Common Stock on the Nasdaq Capital Market (“Nasdaq”) of on or about July 13, 2023, has been delayed until SRM’s Registration Statement on Form S-1 (Filed No. 333-272250), as amended, relating to shares of SRM Common Stock (the “Registration Statement”), has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and the listing of the SRM Common Stock on Nasdaq has been approved by Nasdaq. The previously announced record date of July 7, 2023, will remain the same.

The Company remains intent on effectuating the distribution as soon as it may do so in compliance with federal securities laws and appropriate regulatory approval. The Company will update its stockholders with respect to the distribution payment date when circumstances so permit.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to consummation of the offering. The Registration Statement relating to shares of SRM Common Stock has been filed with the SEC, but has not yet become effective. These shares of SRM Common Stock may not be sold nor may offers to acquire be accepted prior to the time the Registration Statement becomes effective. When available, a final prospectus may be obtained from the Company or by visiting the website maintained by the SEC at www.sec.gov.

About Jupiter Wellness

Jupiter Wellness is a diversified company that supports health and wellness by researching and developing over-the-counter (OTC) products and intellectual property. The Company’s product pipeline addresses a range of conditions, including hair loss, psoriasis, and vitiligo. Revenue is generated through the sales of OTC and consumer products and licensing royalties.

Interested investors and shareholders are encouraged to sign up for press releases and industry updates by registering for Email Alerts at https://jupiterwellness.com/email-alerts/ and by following Jupiter Wellness on Twitter and LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control, including, without limitation, statements about, among others, our ability to consummate the spin-off transaction or the distribution. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ SEC filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the expected benefits and costs of the intended spin-off transaction, the expected timing of the completion of the spin-off transaction and the transaction terms. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

Media Contact

Phone: 561-244-7100

Email: media@jupiterwellness.com

Investor Contact

Phone: 561-244-7100

Email: investors@jupiterwellness.com